UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)    November 18, 2004
                                                 ------------------------


                            Interpharm Holdings, Inc.
               (Exact name of Registrant as specified in charter)

        Delaware                     0-22710                     13-3673965
 ---------------------------   ----------------------           ------------
(State or other jurisdiction  (Commission File Number)         (IRS Employer
   of incorporation)                                         Identification No.)


                     69 Mall Drive, Commack, New York     11725
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               (Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code:    (631) 543-2800
                                                       --------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Appointment of Principal Officers.

      On November 18, 2004, the Board of Directors of Interpharm Holdings, Inc. ("the Company") appointed Raj Sutaria as Chief Operating Officer of the Company. Mr. Sutaria is also currently the Chief Operating Officer of Interpharm, Inc., the Company's wholly owned and sole operating subsidiary, and will continue in that position.

      Raj Sutaria graduated from University of Colorado at Boulder in1997 with B.B.A. in Marketing. He has served as Production Manager, Director of Manufacturing, Vice President and Chief Operating Officer of Interpharm, Inc. since 1997.

      Raj Sutaria is an owner/member of Sutaria Family Realty, LLC. The Company's 100,000 square foot facility at 75 Adams Avenue in Hauppauge, New York is owned by Sutaria Family Realty, LLC. The Company leases an entire building pursuant to a non-cancellable lease expiring in October, 2019, which houses the Company's manufacturing, warehousing and some of the Company's executive offices. The current annual lease payments to the landlord, Sutaria Family Realty, LLC, are $480,000, plus property taxes, insurance, maintenance and other expenses related to the leased facility. Upon a change in ownership of the Company, and every three years thereafter, the annual base rent, which the Company believes is below fair market value, will be adjusted to fair market value, as determined by an independent appraisal.

      Raj Sutaria is the son of Maganlal K. Sutaria, the Chairman of the Company's Board of Directors and the Company's Chief Executive Officer and the nephew of Bhupatlal K. Sutaria, the Company's President.

      Mr. Sutaria's currently has an employment agreement, the term of which ends December 31, 2007. The employment agreement provides for a base salary of $160,000 per year, which may be increased at the discretion of the Compensation Committee of the Company's Board of Directors.

                                   Signatures

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              INTERPHARM HOLDINGS, INC.


November 24, 2004                             By: /s/ George Aronson
                                              ----------------------------------
                                              George Aronson
                                              Chief Financial Officer